                      AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION dated this 20th day of July
2002, by and between Environmental Strategies & Technologies International Inc.
a Florida corporation ("Purchaser") "ESTI"; and SMC Environmental Group Inc.
"SMC" a Delaware corporation, and shareholders of SMC hereinafter referred to as
"Transferors".

W I T N E S S E T H:

          WHEREAS, Transferors own free and clear of any liens or encumbrances approximately 6,000,000 shares (the "SMC" Shares") of the capital stock of SMC
(the "SMC" Common Stock") representing 100% of the issued and outstanding shares of SMC Common Stock; and

          WHEREAS, Purchaser is a corporation that desires to acquire control of a business which has growth potential; and

          WHEREAS, following the consummation of the Exchange and the Stock
Purchase the Transferors will own 1,000,000 preferred shares of ESTI which will constitute approximately 70% of the then issued and outstanding shares of ESTI
Common Stock.

          NOW, THEREFORE, and in consideration of the mutual representations, warranties, covenants and undertakings herein contained, and on the terms and subject to the conditions set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                                PURCHASE AND SALE

1.01 The Exchange. (a) Subject to and upon the terms and conditions contained herein, at the Closing (as hereinafter defined), each of the Transferors shall sell, assign, transfer, convey and deliver to the Purchaser, free and clear of any liens, claims, encumbrances and charges whatsoever, and Purchaser shall purchase, accept and acquire from each of the Transferors the number of SMC
Shares in the aggregate constitute 100% of the issue and outstanding shares of
SMC Common Stock and owned by the Transferors.

            (b)   In consideration of the SMC Shares to be purchased from the
Transferors, Purchaser at the Closing shall deliver to each of the Transferors, certificates representing the number of Exchange Shares set forth opposite or under each Transferors' name on Exhibit 1.01(b) hereto, or an aggregate of
1,000,000 convertible preferred shares of ESTI Common Stock, which shares, in the aggregate, will constitute approximately 70% of the then issued and outstanding shares of ESTI Common Stock, upon conversion, free and clear of any liens, claims, encumbrances or charges whatsoever, except as otherwise provided in this Agreement.

1.02 Closing. The closing of the transactions contemplated hereby (the
"Closing") shall occur once one million dollars of the raise is completed or
October 1, 2002 whichever comes first, or at such other time and place as shall be mutually agreed to in writing by the parties hereto (the actual time and date of the closing being hereinafter referred to as the "Closing Date")

1.03 Instruments of Transfer; Further Assurances. In order to consummate the transaction hereby, the following documents and instruments shall be delivered:

         (a)      Documents from Transferors.  Transferors shall deliver (i) to
Purchaser at the Closing stock certificates representing the SMC Shares plus (a)
a duly executed stock power or other instrument of transfer for each such stock certificate with appropriate signature guarantees in proper form to transfer to
Purchaser good and marketable title to the SMC Shares together with either, if applicable, stamps affixed for all applicable stock transfer taxes or a check in payment thereof; and (b) any other documents or instruments, including any other payments, required to be delivered under the laws of the jurisdiction of SMC incorporation, in order to fully transfer and convey the SMC Shares to the
Purchaser.

        (b)      Documents From Purchaser. Purchaser shall deliver to
Transferors, at the Closing stock certificates representing the Exchange Shares to which such Transfers are entitled, in accordance with Exhibit 1.01(b) to be in such denominations (of not less than 40,000 shares each excepting any balance certificates) as shall be reasonably requested by the Transferors not less than five (5) business days prior to the date of the Closing.

        (c)      Further Documents. At the Closing, and at all times thereafter as may be necessary (i) Transferors shall execute and deliver to Purchaser such other instruments of transfer as shall be reasonably necessary or appropriate to vest in Purchaser good and indefeasible title to the SMC Shares and to comply with the purposes and intent of this Agreement, and (ii) Purchaser shall execute and deliver to Transferors such other instruments, certificates and documents as shall be reasonably necessary or appropriate to convey to Transferors respectively Exchange Shares which, in the aggregate, will constitute, on the
Closing Date, approximately 70% of the then issued and outstanding shares of
ESTI Common Stock and to comply with the purposes and intent of this Agreement.

        (d)      Class B Common.  At the Closing Todd Violette the holder of the
Class B common agrees to retire all of his Class B common shares.

                                   ARTICLE II

                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

            Purchaser represents, warrant and covenant that:

2.01 Organization and Good Standing. The Purchaser is a corporation dully organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority to carry on the business in which it is and/or has been engaged, to own the properties it owns, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to take all of the other actions provided for in or contemplated hereby. Purchaser is and has been qualified to transact business and is in good standing in all jurisdictions where the nature or conduct of its business so requires. Purchaser has no subsidiaries.

2.02 Authorization and Validity. The execution, delivery and performance of this
Agreement and the consummation of the transaction contemplated hereby have been duly authorized by the respective Board of Directors of the Purchaser. This
Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against Purchaser in accordance with its terms with the exception of applicable bankruptcy and insolvency laws.

2.03 No Violations. Neither the execution, delivery or performance of this
Agreement nor the consummation of any of the transactions contemplated hereby now or at any time, in the future (whether with the giving of notice or passage of time or both) will (a) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the
Articles of Incorporation or by-laws or Purchaser or any agreement, indenture or other instrument or undertaking of any kind or nature under which Purchaser is bound or to which the assets of Purchaser are subject, or result in the creation or imposition of any lien, claim, charge or encumbrance upon any of such assets or upon any of the stock of Purchaser, or (b) violate or conflict with any judgment, decree, order, statue, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over Purchaser or the properties or assets of Purchaser. To the best of Purchaser's knowledge,
Purchaser has complied in all material respect with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements and reports, tax returns and all other necessary licenses, franchises, permits and governmental authorizations to conduct is business as now or heretofore conducted.

2.04 Capitalization. The authorized capital stock of the Purchaser consists of
400,000,000 shares of Common Stock, $.001 par value per share, of which
37,581,018 shares are issued and outstanding, 10,000,000 preferred shares of which there are no issued and outstanding preferred and 12,000,000 Class B
Common of which 12,000,000 are issued and outstanding. All of such issued and outstanding shares have been validly issued and are fully paid and non-assessable. There are no outstanding warrants, options, subscriptions or other rights of any kind or nature, other than pursuant to the Agreement, by which any person or entity can acquire any additional shares of Common Stock or other securities of any kind or nature of the Purchaser, no shareholder of
Purchaser or other person or entity is entitled to any preemptive rights, rights of first refusal or other rights of any kind or nature arising out of or relating to the issuance of the shares of ESTI Common Stock to the Transferors under this Agreement; and, except as disclosed in this Agreement, there are no other commitments requiring the issuance of any additional shares of the capital stock of the Purchaser other than the contemplated offering of $10,000,000
Convertible Preferred Shares. The Exchange Shares to be issued to the
Transferors by Purchaser will be dully authorized, fully paid and non-assessable shares; subject to no lien, claim, charge or encumbrance of any kind or nature;
will not be subject to any shareholders agreement (except such as may exist among the Transferors), right of first refusal or preemptive rights; and, in the aggregate will constitute 70% of the then issued and outstanding shares of ESTI
Common Stock.

2.05 Corporate Records. The copies of the Articles of Incorporation and all amendments thereto and the by-laws of Purchaser that will be delivered to SMC at or prior to the Closing will be true, correct and complete. The minute book of
Purchaser, copies of which will be delivered to SMC at or prior to the Closing will contain minutes of all meetings of and consents to all actions taken without meetings by the Board of Directors and the shareholders of Purchaser since the formation of Purchaser, all of which will be accurate in all material respects. The books and records, financial and other of Purchaser are in all material respects complete and correct and have been maintained in accordance with good business and accounting principles.

2.06 Financial Statements/SEC Filings. (a) Purchaser has furnished SMC and the
Transferors a copy of the Purchaser's audited financial statements for the fiscal year ended July 31, 2001. The financial statements fairly present the financial condition of the Purchaser as of those dates, and the results of its operations for those periods, in accordance with generally accepted accounting principles consistently applied. Purchaser did not have, as of the date of each such balance sheet, except as to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles. Purchaser is current in all applicable
SEC, tax and other reporting and filing obligations consistent with law and its contractual undertaking (if any); (b) Purchaser is a reporting company for purposes of either the Securities Act of 1933, as amended (the "1933 Act") or the Securities Exchange Act of 1934, as amended (the "1934 Act").

2.07 Absence of Liabilities. Except as set forth in Exhibit 2.07 hereto or the financial statements for year ended 2001, Purchaser has no liabilities, whether fixed or contingent, due or not yet due, asserted or not yet asserted, including without limitation all amounts which may be due under any contracts, agreements or undertakings entered into by or on behalf of Purchaser. In addition,
Purchaser has not guaranteed, become liable for or agreed to stand behind or assume the obligations of any person or entity, and is not contingently liable for any debt, obligation, expense or liability.

2.08 Absence of Certain Changes. Except as set forth on Exhibit 2.08 hereto since July 31st, 2001: Purchaser has not (a) suffered any material adverse change in its financial condition, assets, liabilities or business; (b)
contracted for or paid any capital expenditures; (c) incurred any indebtedness or borrowed money, issued or sold any debt or equity securities or discharged or incurred any liabilities or obligations except in the ordinary course of business as heretofore conducted; (d) mortgaged, pledged or subjected to any lien, lease, security interest or other charge or encumbrance any of their properties or assets; (e) paid any material amount of indebtedness prior to the due date, forgiven or canceled any material amount on any indebtedness prior to the due date, forgiven or canceled any material debts or claims or released or waived any material rights or claims; (f)suffered any damage or destruction to or loss of any assets (whether or not covered by insurance); (g) acquired or disposed of any assets or incurred any liabilities or obligations; (h) made any payments to its affiliates or associates or loaned any money to any person or entity; (i) formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity; (j) entered into any employment, compensation, consulting or collective bargaining agreement or any other agreement of any kind or nature with any person or group, or modified or amended in any respect the terms of any such existing agreement; (k) entered into any other commitment or transaction or experience any other event that relates to or affect in any way this Agreement or to the transactions contemplated hereby, or that has affected, or may adversely affect Purchaser's business, operations, assets, liabilities or financial condition; or (l) amended its Certificate of
Incorporation or by-laws.

2.09 Disclosure. No representation or warranty by Purchaser in the Agreement nor any statement or certificate furnished or to be furnished by it pursuant hereto or in connections with the transaction contemplated hereby contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading or necessary in order to provide SMC and the Transferors with complete and accurate information

2.10 Consents. Except as set forth on Exhibit 2.10 hereto, no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, or any lender or lessor or any other person or entity is required to authorize, or is required in connection with the execution, delivery and performance of this Agreement, the agreements contemplated hereby, or the consummation of the transactions contemplated hereby or thereby, on the part of Purchaser.

2.11 Compliance with Laws. There are no existing violations of any applicable federal, state or local regulation involving the property or business of
Purchaser; there are no known, noticed or threatened violations or any state of facts involving Purchaser which would constitute such a violation; and this
Agreement and the consummation of the transactions contemplated hereby will not give rise to any such violation.

2.12 Litigation. Purchaser has not had any legal action or administrative proceeding or investigation instituted or, to the best of Purchaser's knowledge, threatened against it. Purchaser is not (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to
Purchaser or to its business, assets, operations or employees, or (b) in default with respect to any such order, writ, injunction or decree. Purchaser knows of no basis for any such action, proceeding or investigation.

2.13 Tax and Franchise Returns. Purchaser has prepared and filed, or has caused to be prepared and filed, with the appropriate United States, state and local government agencies, and all political subdivisions thereof, all tax and franchise returns required to be filed by, on behalf of or on account of the operations of Purchaser; all such returns required to be filed have been so filed; and all taxes, assessments, interest and penalties required to be paid in respect of all periods covered thereby have and will be paid. The federal income tax returns of Purchaser have not been examined by the Internal Revenue Service and the state income tax returns have not been examined by applicable state taxing authorities. The federal and state income tax and franchise returns of
Purchaser included in the ESTI Schedules are true and correct copies of all federal and state income tax and franchise returns of Purchaser filed for all fiscal periods previously ended. Such returns accurately reflect the taxes due for the periods covered thereby, except for amounts which, in the aggregate, are immaterial.

2.14 Contracts. There are no material contracts, employee fringe benefits, leases or other commitments to which Purchaser is a party or by which it is bound except as set forth in Exhibit 2.14 hereto.

2.15 Purchaser Schedules. Purchaser has delivered to SMC the following separate schedules, which are collectively referred to as "ESTI Schedules", certified by an officer of the Purchaser to be complete and accurate and which are made a part hereof and are incorporated herein:

        (a)  Schedule "A": a copy of Purchaser' audited Financial Statements for the fiscal year ended July 31, 2002, including exhibits, if any.

        (b)  Schedule "B" Good Standing Certificate or telegram;

        (c)  A list and description of all warrants, options, and rights of conversion pertaining to any shares of any class of stock of Purchaser;

                (f)         Schedule "F": a schedule showing the name and
location of each bank or other institution in which Purchaser has an account or safe deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the amount deposited in each account and a description of the property held in each safe deposit box;

                (g)        Schedule "G": copies of Certificate of Incorporation
and all amendments thereto and by-laws;

                (h)        Schedule "H"; a stockholder list containing the names
and address of stockholders of record;

                (i)         Schedule "I": copies of all Registration Statements
and other SEC filings;

                (j)         Schedule "J": a list and copies of all material
agreements, or any agreement requiring the expenditure of $2,500 per annum or which has or may have a term beyond one year from the date hereof.

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF SMC

                               AND THE TRANSFERORS

            SMC and the Transferors, jointly and severally, represent, warrant and covenant that:

3.01 Organization and Good Standing. SMC and each corporate Transferor is a corporation dully organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all requisite power and authority to carry on the business in which it is and/or has been engaged, to own the properties it owns, to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to take all of the other actions provided for in or contemplated hereby. SMC is and has been qualified to transact business and is in good standing in all jurisdictions where the nature or conduct of its business so requires.

3.02 Authorization and Validity. The execution, delivery and performance of this
Agreement by SMC or the Transferors, as the case may be, is duly authorized by the respective Board of Directors of SMC and each corporate Transferor and constitutes the valid and binding agreement of SMC and each of the Transferors, enforceable in accordance with its terms, and neither the execution or delivery of this Agreement nor the consummation by SMC or the Transferors of the transaction contemplated hereby (i) violates any statue or law or any rule, regulation or order of any court or any governmental authority, or (ii) violates any statue or law or any rule, or constitutes a default under or will constitute a default under, any contract, commitment, agreement, understanding, arrangement, or restriction of any kind to which SMC or Transferors are a party or by which the Transferors are bound. Each Transferor has full right and power to sell and deliver the shares of SMC Common Stock owned by him to the Purchaser as contemplated by this Agreement.

3.03 No Violations. Neither the execution, delivery or performance of this
Agreement nor the consummation of any of the transactions contemplated hereby now or at any time, in the future (whether with the giving of notice or passage of time or both) will (a) conflict with, or result in a violation or breach of the terms, conditions and provisions of, or constitute a default under, the
Articles of Incorporation or by-laws or SMC or any agreement, indenture or other instrument or undertaking of any kind or nature under which SMC is bound or to which the assets of SMC are subject, or result in the creation or imposition on any lien, claim, charge or encumbrance upon any of such assets or upon any of the stock of SMC, or (b) violate or conflict with any judgment, decree, order, statue, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over SMC or the properties or assets of SMC. SMC has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities all necessary statements and reports, tax returns and all other filings of any kind or nature due at any time up through the Closing Date. SMC possesses all necessary licenses, franchises, permits and governmental authorizations to conduct its business as now or heretofore conducted and as this Agreement contemplates it will be conducted after the Closing.

3.04 Capitalization. As of the date hereof SMC had an authorized capitalization consisting approximately of 6,000,000 shares of Common Stock, $.001 par value, of which shares are issued and outstanding. The record and beneficial shareholders of all of the issued and outstanding shares of SMC Common Stock are the Transferors, which shares are owned and transferred free and clear by the
Transferors of all liens, claims, encumbrances, equities and proxies. Each outstanding share of SMC Common Stock is legally and validly issued and fully paid and non-assessable. Except for the SMC Shares there are no other outstanding securities, obligations, rights, subscriptions, warrants options or the right to purchase shares of SMC Common Stock. There are no outstanding warrants, options, subscriptions or other rights of any kind or nature of SMC, no shareholder of SMC or other person or entity is entitled to any preemptive rights, rights of first refusal or other rights of any kind or nature arising out of or relating to the sale of shares of SMC Common Stock to the Purchaser under this Agreement; and there are not other commitments requiring the issuance of any additional shares of the capital stock of SMC. The SMC Shares are duly authorized, fully paid and non-assessable shares; subject to no lien, claim, charge or encumbrance of any kind or nature; will not be subject to any shareholders agreement, right of first refusal or preemptive rights; and will constitute 100% of the issued and outstanding shares of SMC Common Stock.

3.05 Corporate Records. The copies of the Articles of Incorporation and all amendments thereto and the by-laws of SMC that will be delivered to Purchaser at the Closing will be true, correct and complete. The minute book of SMC, copies of which will be delivered to Purchaser at the Closing will contain minutes of all meetings of and consents to all actions taken without meetings by the Board of Directors and the shareholders of SMC since the formation of SMC, all of which will be accurate in all material respects. The books and records, financial and other of SMC are in all material respects complete and correct and have been maintained in accordance with good business and accounting principles.

3.06 Financial Statement. The reviewed financial statements of SMC for the period December 31, 2001 fairly present the financial position of SMC as of the balance sheet dates included therein and the results of its operations and changes in cash flow for the period covered. The SMC Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved reconciled, if necessary, to U.S. GAAP. Each of the balance sheets contained in the SMC Financial
Statements presents fairly the financial condition as of its date. SMC did not have, as of the date of each such balance sheet, except as to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in the balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles.
Such statements of operations and stockholders' equity present fairly the result of operations and changes in stockholder's equity of SMC for the periods indicated. Such statements of changes in cash flow present fairly the information which should be presented therein in accordance with generally accepted accounting principles.

3.07 Absence of Liabilities. SMC has no liabilities, whether fixed or contingent, due or not yet done, asserted or not yet asserted, including without limitation all amounts which may be due under any contracts, agreements or undertakings entered into by or on behalf of SMC except as set forth in Exhibit
3.07 hereto. In addition, SMC has not guaranteed, become liable for or agreed to stand behind or assume the obligations of any person or entity, and is not contingently liable for any debt, obligation, expense or liability.

3.08 Absence of Certain Changes. Since June 30th 2002, SMC has not (a) suffered any material adverse change in its financial condition, assets, liabilities or business; (b) contracted for or paid any capital expenditures; (c) acquired or disposed of any assets or incurred any indebtedness or borrowed money, issued or sold any debt or equity securities or discharged or incurred any liabilities or obligations except in the ordinary course of business as heretofore conducted;
(d) mortgaged, pledged or subjected to any lien, lease, security interest or other charge or encumbrance any of their properties or assets; (e) paid any material amount of indebtedness prior to the due date, forgiven or any material amount on any indebtedness prior to the due date, forgiven or canceled any material debts or claims or released or waived any material rights or claims;
(f) suffered any damage or destruction to or loss of any assets (whether or not covered by insurance); (g) made any payments to its affiliates or associates or loaned any money to any person or entity; (h) formed or acquired or disposed of any interest in any corporation, partnership, joint venture or other entity; (i)
entered into any employment, compensation, consulting or collective bargaining agreement or any other agreement of any kind or nature with any person or group, or modified or amended in any respect the terms of any such existing agreement;
(j) entered into any other commitment or transaction or experience any other event that relates to or affect in any way this Agreement or to the transactions contemplated hereby, or that has affected, or may adversely affect SMC'
business, operations, assets, liabilities or financial condition; or (k) amended its Certificate of Incorporation or by-laws.

3.09 Disclosure. No representation or warranty by SMC or any Transferor in the
Agreement nor any statement or certificate furnished or to be furnished by it pursuant hereto or in connections with the transaction contemplated hereby contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading or necessary in order to provide Purchaser with complete and accurate information

3.10 Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any person or entity is required to authorize, or is required in connection with the execution, delivery and performance of this Agreement, the agreements contemplated hereby, or the consummation of the transactions contemplated hereby or thereby, on the part of SMC or any Transferor.

3.11 Compliance with Laws. There are no existing violations of any applicable federal, state or local regulation involving the property or business of SMC;
there are no known, noticed or threatened violations or any state of facts involving SMC which would constitute such a violation; and this Agreement and the consummation of the transactions contemplated hereby will not give rise to any such violation.

3.12 Litigation. With the exception of non-material normal business issues, SMC and the Transferors have not had any legal action or administrative proceeding or investigation instituted or threatened against them. SMC and the Transferors are not (a) subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to SMC, the Transferors or to their business, assets, operations or employees, or (b) in default with respect to any such order, writ, injunction or decree. Such persons know of no basis for any such action, proceeding or investigation.

3.13 Tax and Franchise Returns. SMC has prepared and filed, or has caused to be prepared and filed, with the appropriate national (including, if applicable the
U.S. Internal Revenue Service), state and local government agencies, and all political subdivisions thereof, all tax and franchise returns required to be filed by, on behalf of or on account of the operations of SMC; all such returns required to be filed have been so filed; and all taxes, assessments, interest and penalties required to be paid in respect of all periods covered thereby have and will be paid. The income tax and franchise returns of SMC included in the
SMC Schedules are true and correct copies of all federal and state income tax and franchise returns of SMC filed for all fiscal periods previously ended. Such returns accurately reflect the tax returns due for the periods covered thereby, except for amounts which, in the aggregate, are immaterial.

3.14 Contracts. There are no material contracts, employee fringe benefits, leases or other commitments to which SMC is a party or by which it is bound except as set forth in Exhibit 2.14 hereto. SMC is not now nor has it been in breach or violation of the terms of any Material Contract.

3.15 Information for Purchaser's Report on Form 8-K. SMC and Transferors will furnish Purchaser, if required, with all information (including the financial statements referred to in Section 3.18) concerning SMC and its affiliates required for inclusion in the current report on FORM 8-K to be filed by
Purchaser pursuant to the 1934 Act, to report the consummation of this
Agreement. SMC represents and warrants to Purchaser that all information so furnished for such report or other public release by Purchaser including the financial statements described in Section 3.06, shall be true and correct in all material respects without omission of any material fact required to make the information stated not misleading.

3.16 Financial Statements. Prior to the closing of this transaction, SMC shall deliver to Purchaser the audited financial statements, including the notes thereto, together with the opinion of the independent accountants of SMC as required under Form 8-K pursuant to the 1934 Act. All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and applicable provisions of Regulation S-X promulgated by the Securities and Exchange Commission under the 1934 Act, as amended. The balance sheets shall present fairly the financial condition of SMC as of the dates required and shall contain all liabilities or obligations (absolute or contingent) which should be reflected on a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles. Such statement of operations shall present fairly the results of operations for the period(s) indicated. The statements of cash flow and stockholders' equity shall present fairly the information, which should be presented therein in accordance with generally accepted accounting principles.

3.17 Approval of Third Parties. To the extent any consent and approvals of third parties are necessary to effect the transactions contemplated in this agreement,
SMC will obtain the same.

3.18 Investment Intent. Each of the Transferors represents and confirms to the
Purchaser that he (a) is aware of the limits on resale imposed by virtue of the nature of this Agreement, and (b) that none of the Exchange Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from registration contained in Section 4(2) of the
1933 Act, for investment and without any view to the sale, resale or other distribution thereof in any manner that is in violation of the 1933 Act. The certificates representing such securities, when delivered to the Transferors, may have appropriate orders restricting transfer placed against them on the records of the transfer agent for such securities and will have placed upon them the following legend"

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR
INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH
REGISTRATION OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION THERE FROM UNDER SAID
ACT.

3.19 Title to Property and Related Matters.

            SMC has good and marketable title to all the properties, interests in properties and assets, real, personal and mixed, reflected on the SMC Balance
Sheet.

3.20 Transferor's Title to the Shares of SMC Common Stock.

            Each of the Transferors is the lawful owner, of record and beneficially, of the number of shares of SMC Common Stock designated opposite his or its name on Exhibit 1.10 (a) hereto and has, and will transfer to the
Purchaser at the closing, good and marketable title to the shares to be sold to
Purchaser hereunder, free and clear of any claims, liens, charges or encumbrances of any kind and with no restriction on the voting rights and other incidents of record and beneficial ownership pertaining thereto. There are no outstanding options, warrants or rights to purchase or acquire any of the shares of SMC Common Stock owned by the Transferors, and there are no agreements or understandings between any Transferor and any other Transferor or any other person with respect to the voting of the shares of SMC owned by the Transferor or any other matter. Each Transferor further represents and warrants that such
Transferor has full right and power to sell and deliver the Common Stock owned by him to the Purchaser as contemplated by this Agreement.

3.21 SMC Schedules. SMC has delivered to ESTI the following separate schedules, which are collectively referred to as "SMC Schedules", certified by an officer of SMC to be complete and accurate and which are made a part hereof and are incorporated herein:

        (a)   Schedule "A": copies of Certificate of Incorporation and by-laws of SMC, including all amendments thereto, now in effect or to be in effect;

        (b)   Schedule "B": copies of all financial statements in section 3.06;

        (c)   Schedule "C": copies of all material contracts, leases, and other instruments to which SMC is a party or is bound (other than insurance policies);

        (d)   Schedule "D": a list setting forth the name and address of each shareholder of SMC and for such shareholder, the number of shares of SMC Common
Stock held;

        (e)   Schedule "E": a list of all Proprietary Property and the
applications or registration status thereof in all applicable jurisdictions;

        (f) Schedule "F": a business description and plan of operation of SMC.

                                   ARTICLE IV

                     ADDITIONAL UNDERTAKINGS OF SMC AND THE

                                   TRANSFERORS

4.01 Consents and Approval; Opinion of Counsel. Except as may be waived in writing by Purchaser, the obligations of Purchaser hereunder are subject to the fulfillment at the Closing of each of the following conditions:

        (a)   SMC shall have obtained, and delivered to Purchaser evidence thereof, all consents and approvals (if any) required to be obtained by it in connections with the consummation of the transactions contemplated hereby.

        (b)   SMC and the Transferors shall have delivered to the Purchaser, on the Closing Date, the opinion of their counsel substantially in the form of
Exhibit 4.2 hereto.

        (c)   SMC shall deliver to the Purchaser audited Financial statements for two fiscal years ending December 31, 2001 and December 31, 2000 and for the six months period for June 30, 2002

        (d)   SMC shall deliver to the purchaser on or before August 15, 2002 a waiver providing that it has completed to it satisfaction its requisite due diligence, and that it consent to the formal closing of the within agreement,
ie. the Closing

                                    ARTICLE V

                      ADDITIONAL UNDERTAKINGS OF PURCHASER

Except as may be waved in writing by the Transferor, the obligations of the
Transferors hereunder are subject to fulfillment at or prior to the Closing of each of the following conditions:

5.01 Consent and Approvals. Purchaser shall have obtained, and delivered to SMC and the Transferors evidence thereof, all consents and approvals (if any)
required to be obtained by in connection with the consummation of the transactions contemplated hereby.

5.02 Opinion of Counsel. The Purchaser shall have delivered to the Transferors, on the Closing Date, the opinion of counsel substantially in the form of Exhibit
5.03 hereto.

5.03 The Purchaser shall deliver to SMC on or before August 31, 2002 a waiver providing that it has completed to its satisfaction its requisite due diligence and that it consents to the formal closing of the written agreement, ie the
Closing

                                   ARTICLE VI

                                 INDEMNIFICATION

6.01 Mutual Indemnification. The SMC and the Transferors agree, jointly and severally, to indemnify, defend and hold harmless the Purchaser (and their respective officers and directors) and the Purchaser agree to indemnify, defend and hold harmless SMC and each of the Transferors, from and against any and all liabilities, damages, losses, claims, costs and expenses (including reasonably attorney's fees) suffered or incurred as a result of any misrepresentation or breach of any of their respective representations and warranties or non-performance of any of their respective covenants, agreements or obligations to be performed under this Agreement.

6.02 Notice of Claim. In the event that any legal proceedings shall be instituted or that any claim shall be asserted by any person in respect of which payment may be sought by any party hereto(the "Claimant") from any other party hereto (the "Indemnitor") under the provisions of this Section 6, the Claimant shall promptly cause written notice of the assertion of any claims of which it, he or they, have knowledge which is covered by this indemnity to be forwarded to the Indemnitor, and the Indemnitor shall have the right, at its, his or their option and sole expense, to be represented by counsel of itschoice and to defend against, negotiate, settle or otherwise deal with any proceeding, claim or demand which relates to any loss, liability, damage or deficiency indemnified against hereunder; provided, however, that the Claimant may participate in any such proceeding with counsel of its choice and at its expense. To the extent the
Indemnitor elects not to defend such proceeding, claim or demand and the
Claimant defends against, settles or otherwise deals with such proceeding, claim or demand, the Claimant will act reasonably and in accordance with its good faith business judgment. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such legal proceeding, claim or demand. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the Claimant and the
Indemnitor shall have arrived at a mutually binding agreement with respect to each separate matter indemnified by the Indemnitor hereunder, the Claimant shall forward to the Indemnitor notice of any sums due and owing by it pursuant to this Agreement with respect to such matter and the Indemnitor shall be required to pay all of the sums so owing to the Indemnitor within ten (10) days after the date of such notice.

                                   ARTICLE VII

                             POST CLOSING CONDITIONS

7.01 Board Representation. At the Closing, the current members of the Board of
Directors of Purchaser shall have the right to maintain their board position for one year from the execution of the this document. The any member of the Current
Board shall retain the right to veto any share recapitalization for a period of one year. The any member Current board shall retain the right to veto any share issuance for any reason at their sole discretion.

7.02 Appointment of Additional Board Members. SMC shall have the right to appoint four board members making a majority on the Board. The Board of Director then shall have seven directors. SMC shall retain the right to appoint their members at their sole discretion.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.01 Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

8.02 Parties in Interest. This Agreement shall be binding on and inure to the benefit of and be enforceable by Transferors, SMC and the Purchaser, their respective heirs, executors, administrators, legal representative, successors and assigns. The representations, warranties, and other provisions hereof shall survive the Closing.

8.03 Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party hereto.

8.04 Jurisdiction; Agents for Service of Process. Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement or any matter related hereto may be brought exclusively in the courts of the United States District Court for the Southern District of New
York, and, by execution and delivery of this Agreement, each of the parties to this Agreement accepts the exclusive jurisdiction of such courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement, subject to the results of any appeals. The Purchaser hereby appoints respectively Jeff Klein and the Transferors hereby appoint Michael
Mahan as their respective agents to receive on its or his behalf service of process in any proceeding in any such court. The foregoing consents to exclusive jurisdiction and appointments of agents to receive service of process shall not constitute general consents to service of process any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement. The prevailing party or parties in any such litigation shall be entitled to receive from the losing party or parties all costs and expenses, including reasonable counsel fees, incurred by the prevailing party or parties.

8.05 Notice. Any notice or other communications hereunder must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested or by delivering the same in person against receipt. Notice shall be deemed received on the date on which it is hand delivered or on the third business day following the date on which it is so mailed.

For purposes of notice, the addresses of the parties shall be:

If to SMC and the Transferors:

Michael J. Mahan

SMC Environmental Group Inc.

622 Bantam Road

P.O. Box 59

Litchfield, CT 06579

860-567-2316

If to Purchaser:

Jeff Klein

Newman Pollock & Klein

Boca Raton, Florida

561-470-9010

Any party may change its address or addresses for notice by written notice given to the other parties in a manner describe herein.

8.06 Entire Agreement. This Agreement and the exhibits hereto supersede all prior agreements and understandings between the parties relating to the subject matter hereof, except that the obligations of any party under any agreement executed pursuant to this Agreement shall not be affected by this Section.

8.07 Costs, Expenses and Legal Fees. Whether or not the transactions contemplated hereby are consummated, each party hereto shall bear its own costs and expenses (including attorneys' fees) except that each party hereto agrees to pay the costs and expenses, including reasonable attorneys' fees, incurred by the other parties in successfully (i) enforcing any of the terms of this
Agreement against a party alleged to be in breach, or (ii) proving that the other parties breached any of the terms of this Agreement in any material respect.

8.08 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision or by its severance hereof. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this
Agreement, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable.

8.09 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of New York. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before and determined by a court of competent jurisdiction sitting in the State of New York.

8.10 Captions and Gender. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereto. Whenever required by the context hereof, the singular shall include the plural and vice versa; the masculine gender shall include the feminine and neuter gender and vice versa: the word "person" shall include a natural person as well as a corporation, partnership, firm or other form of association.

8.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

8.12 Waiver. No waiver of any term or provision hereof shall be effective unless in writing, signed by the parties to be charged.

8.13 Exhibits and Schedules. The Exhibits and Schedules are a part of and are incorporated into this Agreement. Each fact or statement recited or contained in any exhibit, schedule, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated hereby, shall be deemed a representation and a warranty hereunder.

8.14 Confidential Information. Except in connection with the consummation of transactions contemplated herein, each party agrees not to disclose any confidential information or trade secrets received by it from any other party pursuant to the terms of this Agreement, including but not limited to, the contents of customer lists. In the event this Agreement is terminated for any reason, each party shall continue to hold such information in confidence and shall, to the extent requested by the party from which the information was received, promptly return to the latter all written material received from it.

          IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

Environmental Strategies &Technologies International Inc.

By:

Sameer Hirji its President

SMC Environmental Group Inc

By:

Michael Mahan its President

Transferors: